                                                                   EXHIBIT 10.35

THIS WARRANT HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (I) AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO, (II) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATION IS NOT REQUIRED, (III) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (IV) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THIS WARRANT.

THIS WARRANT HAS BEEN ACQUIRED PURSUANT TO REGULATION S OF THE ACT, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S, PURSUANT TO A REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. IN ADDITION, NO HEDGING TRANSACTION MAY BE CONDUCTED WITH RESPECT TO THESE SECURITIES UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH THE ACT.



                                MEDIBUY.COM, INC.

                           WARRANT TO PURCHASE 35,131 SHARES      NO: C-2

                                 OF COMMON STOCK

         THIS CERTIFIES THAT, for value received, Jochen Noelke is entitled to subscribe for and purchase thirty-five thousand one hundred thirty-one (35,131) shares of the fully paid and nonassessable Common Stock (as adjusted pursuant to Section 4 hereof, the "Shares") of MEDIBUY.COM, INC., a Delaware corporation (the "Company"), at the price of $0.30 per share (such price and such other price as shall result, from time to time, from the adjustments specified in
Section 4 hereof is herein referred to as the "Warrant Price"), subject to the provisions and upon the terms and conditions hereinafter set forth. As used herein, the term "Date of Grant" shall mean January 7, 2000.

         1.       TERM; EXERCISABILITY.

                  (a) TERM. The purchase right represented by this Warrant is exercisable, in whole or in part, at any time and from time to time from the Effective Date (as defined in Section 1(b) below) through the second anniversary of the Date of Grant; provided that the Warrant shall expire earlier upon the Termination Date as defined under Section 1(c) below.

                  (b) EFFECTIVE DATE. No holder of this Warrant shall be entitled to exercise this Warrant for all or any part of the Shares until the occurrence of the earliest of (i) June 30, 2000, or the date on which the Company's registration statement filed with the Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "Securities Act"), (ii) in connection with the Company's initial public offering, is declared effective by the SEC (the "Effective Date") or (iii) upon a Reorganization Transaction (as defined below).


                                       1.

                  (c) TERMINATION DATE. Notwithstanding anything herein to the contrary, this Warrant shall expire and shall be wholly void and have no effect after 5:00 p.m., San Diego, California time, on the date (the "Termination Date") which is the earlier of (i) the thirtieth (30th) calendar day following the date on which the Company gives notice to the holder of this Warrant that the average closing price of the Company's Common Stock for the immediately preceding sixty (60) trading days on the Nasdaq National Market or on any securities exchange (or if the Common Stock is traded in an over-the-counter market, the average of the closing ask prices over such period) equals or exceeds $41.08 per share (such dollar amount per share to be adjusted proportionately for any stock split, combination or similar event); provided, that in the event the Shares are not tradeable under Rule 144 under the Securities Act, or covered by an effective registration statement under the Securities Act on such Termination Date, then the Termination Date shall be extended for purposes of this Section 1(c)(i) until the tenth (10th) day following the first to occur of (A) the date on which the Shares may be sold pursuant to Rule 144 under the Securities Act or the effective date of a registration statement covering the resale of the Shares under the Securities Act; or (ii) the closing date of a Reorganization Transaction (the first to occur of such dates being hereinafter referred to as the "Termination Date"). For purposes of this Warrant, any of the following shall constitute a "Reorganization Transaction": a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity, or a reverse triangular merger in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or any other similar transaction in which the holders of voting power of the Company immediately prior to such transaction hold less than a majority of the surviving or resulting entity immediately following such transaction. The Company shall give the holder of this Warrant notice of a Reorganization Transaction at least 20 calendar days prior to the closing of such Reorganization Transaction.

         2. METHOD OF EXERCISE; PAYMENT; ISSUANCE OF NEW WARRANT. Subject to
Section 1 hereof, the purchase right represented by this Warrant may be exercised by the holder hereof in whole or in part by the surrender of this Warrant (with the notice of exercise form attached hereto as Exhibit A, or if the Warrant is exercised pursuant to the net issuance provisions of Section 9 with the notice of exercise form attached hereto as Exhibit A-1, duly executed) at the principal office of the Company and, if applicable, by the payment to the Company, by check, of an amount equal to the then applicable Warrant Price multiplied by the number of Shares then being purchased. The person or persons in whose name(s) any certificate(s) representing shares of Common Stock shall be issuable upon exercise of this Warrant shall be deemed to have become the holder(s) of record of, and shall be treated for all purposes as the record holder(s) of, the shares represented thereby (and such shares shall be deemed to have been issued) immediately prior to the close of business on the date or dates upon which this Warrant is exercised. In the event of any exercise of the rights represented by this Warrant, certificates for the shares of stock so purchased shall be delivered to the holder hereof as soon as possible and in any event within fifteen (15) calendar days after such exercise (except that if the Company's Common Stock is then publicly traded, such certificates shall be delivered within three (3) business days) and, unless this Warrant has been fully exercised or expired, a new Warrant representing the portion of the Shares, if any, with respect to which this Warrant shall not then have been exercised shall also be issued to the holder hereof as soon as possible and in any event within such fifteen (15) day period.


                                       2.

         3. STOCK FULLY PAID; RESERVATION OF SHARES. All Shares that may be issued upon the exercise of the rights represented by this Warrant will, upon issuance pursuant to the terms and conditions herein, be fully paid and nonassessable, and free from all taxes, liens and charges with respect to the issue thereof. During the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized, and reserved for the purpose of the issue upon exercise of the purchase rights evidenced by this Warrant, a sufficient number of shares of its Common Stock to provide for the exercise of the rights represented by this Warrant.

         4. ADJUSTMENT OF WARRANT PRICE AND NUMBER OF SHARES. The number and kind of securities purchasable upon the exercise of this Warrant and the Warrant Price shall be subject to adjustment from time to time upon the occurrence of certain events, as follows:

                  (a) RECLASSIFICATION, ETC. If the Company, at any time while this Warrant, or any portion hereof, remains outstanding and unexpired by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Warrant Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4.

                  (b) SPLIT, SUBDIVISION OR COMBINATION OF SHARES. If the Company at any time while this Warrant, or any portion hereof, remains outstanding and unexpired shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities as to which purchase rights under this Warrant exist, or into a different number of securities of the same class, the number of shares of Common Stock purchasable upon exercise immediately prior to such action shall be adjusted so that the holder shall be entitled to receive the kind and number of shares of Common Stock or other securities of the Company which it would have owned or would have been entitled to receive immediately after such action had the Warrant been exercised immediately prior to such action and the Warrant Price shall be appropriately adjusted, all subject to further adjustment as provided in this Section 4.

                  (c) ADJUSTMENTS FOR DIVIDENDS IN STOCK OR OTHER SECURITIES OR PROPERTY. If while this Warrant, or any portion hereof, remains outstanding and unexpired, the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would have been entitled to receive immediately after such action had the Warrant been so exercised immediately prior to such action, and the Warrant Price shall be appropriately reduced, all subject to further adjustment as provided in this Section 4.


                                       3.

                  (d) ADJUSTMENTS FOR EXTRAORDINARY CASH DIVIDENDS OR DISTRIBUTIONS. If while this Warrant, or any portion hereof, remains outstanding and unexpired, but is not yet exercisable, the Company determines to make any extraordinary cash dividends or distributions to its stockholders, including in liquidation, then the appropriate adjustment (as determined in good faith by the Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights of the holder after the transaction to the end that the holder would be entitled to receive immediately after the transaction such securities or other property as such holder would have been entitled to receive had the Warrant been exercised immediately prior to such action, with the Warrant Price appropriately adjusted, all subject to further adjustment as provided in this Section 4.

         5. NOTICE OF ADJUSTMENTS. Whenever the Warrant Price or the number of Shares purchasable hereunder shall be adjusted pursuant to Section 4 hereof, the Company shall make a certificate signed by its chief financial officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Warrant Price and the number of Shares purchasable hereunder after giving effect to such adjustment, which shall be mailed to the holder of this Warrant in accordance with Section 12 of this Warrant.

         6. FRACTIONAL SHARES. No fractional shares of Common Stock will be issued in connection with any exercise hereunder, but in lieu of such fractional shares the Company shall make a cash payment therefor based on the fair market value of the Common Stock on the date of exercise as reasonably determined in good faith by the Company's Board of Directors.

         7. COMPLIANCE WITH SECURITIES ACT; DISPOSITION OF WARRANT OR SHARES.

                  (a) COMPLIANCE WITH SECURITIES ACT. The holder of this Warrant, by acceptance hereof, agrees that this Warrant, and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that such holder will not offer, sell or otherwise dispose of this Warrant, or any shares of Common Stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act. Upon exercise of this Warrant, unless the Shares being acquired are registered under the Securities Act or an exemption from such registration is available, the holder hereof shall confirm in writing, by executing the form attached as
Schedule 1 to Exhibit A and Exhibit A-1 hereto, that the shares of Common Stock so purchased are being acquired for investment and not with a view toward distribution or resale. This Warrant and all shares of Common Stock issued upon exercise of this Warrant (unless registered under the Securities Act) shall be stamped or imprinted with a legend in substantially the following forms:

         "THE SECURITIES EVIDENCED HEREBY HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), OR ANY STATE SECURITIES LAWS. NO SALE OR DISPOSITION MAY BE EFFECTED WITHOUT (i) EFFECTIVE REGISTRATION STATEMENTS RELATED THERETO, (ii) AN OPINION OF COUNSEL FOR THE HOLDER, REASONABLY SATISFACTORY TO THE COMPANY, THAT SUCH REGISTRATIONS ARE NOT REQUIRED, (iii) RECEIPT OF NO-ACTION LETTERS FROM THE APPROPRIATE GOVERNMENTAL AUTHORITIES, OR (iv) OTHERWISE COMPLYING WITH THE PROVISIONS OF SECTION 7 OF THE WARRANT UNDER


                                       4.

         WHICH THESE SECURITIES WERE ISSUED, DIRECTLY OR INDIRECTLY."

         "THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED PURSUANT TO REGULATION S OF THE ACT, AND MAY NOT BE SOLD, MORTGAGED, PLEDGED, HYPOTHECATED OR OTHERWISE TRANSFERRED EXCEPT IN ACCORDANCE WITH REGULATION S, PURSUANT TO A REGISTRATION UNDER THE ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM REGISTRATION. THE ISSUER OF THESE SECURITIES MAY REQUIRE AN OPINION OF COUNSEL IN FORM AND SUBSTANCE REASONABLY SATISFACTORY TO THE ISSUER TO THE EFFECT THAT ANY PROPOSED TRANSFER OR RESALE IS IN COMPLIANCE WITH THE ACT AND ANY APPLICABLE STATE SECURITIES LAWS. IN ADDITION, NO HEDGING TRANSACTION MAY BE CONDUCTED WITH RESPECT TO THESE SECURITIES UNLESS SUCH TRANSACTION IS IN COMPLIANCE WITH THE ACT."

         In addition, in connection with the issuance of this Warrant, the holder specifically represents to the Company by acceptance of this Warrant as follows:

                              (i) The holder is aware of the Company's business
affairs and financial condition, and has acquired information about the Company sufficient to reach an informed and knowledgeable decision to acquire this Warrant. The holder is acquiring this Warrant for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act.

                           (ii) The holder understands that this Warrant has not
been registered under the Securities Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the holder's investment intent as expressed herein. In this connection, the holder understands that, in the view of the SEC, the statutory basis for such exemption may be unavailable if the holder's representation was predicated solely upon a present intention to hold the Warrant for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Warrant, or for a period of one year or any other fixed period in the future.

                           (iii) The holder further understands that this
Warrant must be held indefinitely unless subsequently registered under the Securities Act and any applicable state securities laws, or unless exemptions from registration are otherwise available. Moreover, the holder understands that the Company is under no obligation to register this Warrant.

                           (iv) The holder is aware of the provisions of Rule
144 and 144A, promulgated under the Securities Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Company, the resale occurring not less than one year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the


                                       5.

Securities Exchange Act of 1934, as amended) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

                              (v) The holder further understands that at the
time it wishes to sell this Warrant there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the holder may be precluded from selling this Warrant under Rule 144 and 144A even if the one-year minimum holding period had been satisfied.

                              (vi) The holder further understands that in the
event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Securities Act or another registration exemption will be required; and that, not withstanding the fact that Rule 144 and 144A are not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 and 144A will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                  (b) DISPOSITION OF WARRANT OR SHARES. With respect to any offer, sale or other disposition of this Warrant or any shares of Common Stock acquired pursuant to the exercise of this Warrant prior to registration of such Warrant or shares, the holder hereof and each subsequent holder of this Warrant agrees to give written notice to the Company prior thereto, describing briefly the manner thereof, together with a written opinion of such holder's counsel, if reasonably requested by the Company, to the effect that such offer, sale or other disposition may be effected without registration or qualification (under the Securities Act as then in effect or any federal or state law then in effect) of this Warrant or such shares of Common Stock and indicating whether or not under the Securities Act certificates for this Warrant or such shares of Common Stock to be sold or otherwise disposed of require any restrictive legend as to applicable restrictions on transferability in order to ensure compliance with such law. Promptly upon receiving such written notice and reasonably satisfactory opinion, if so requested, the Company, as promptly as practicable, shall notify such holder that such holder may sell or otherwise dispose of this Warrant or such shares of Common Stock, all in accordance with the terms of the notice delivered to the Company. If a determination has been made pursuant to this subsection (b) that the opinion of counsel for the holder is not reasonably satisfactory to the Company, the Company shall so notify the holder promptly after such determination has been made and shall specify in detail the legal analysis supporting any such conclusion. Notwithstanding the foregoing, this Warrant or such shares of Common Stock may, as to such federal laws, be offered, sold or otherwise disposed of in accordance with Rule 144 or 144A under the Securities Act, provided that the Company shall have been furnished with such information as the Company may reasonably request to provide a reasonable assurance that the provisions of Rule 144 or 144A have been satisfied. Each certificate representing this Warrant or the shares of Common Stock thus transferred (except a transfer pursuant to Rule 144 or 144A) shall bear a legend as to the applicable restrictions on transferability in order to ensure compliance with such laws, unless in the aforesaid opinion of counsel for the holder, such legend is not required in order to ensure compliance with such laws. The Company may issue stop transfer instructions to its transfer agent in connection with such restrictions.


                                       6.

                  (c) EXCEPTED TRANSFERS. Neither any restrictions of any legend described in this Warrant nor the requirements of Section 7(b) above shall apply to any transfer without any additional consideration of, or grant of a security interest in, this Warrant or any part hereof (i) to a partner of the holder if the holder is a partnership, (ii) by the holder to a partnership of which the holder is a general partner, or (iii) to any affiliate of the holder if the holder is a corporation; provided, however, in any such transfer, the transferee shall on the Company's request agree in writing to be bound by the terms of this Warrant as if an original signatory hereto.

                  (d) "MARKET STAND-OFF" AGREEMENT. Notwithstanding anything herein to the contrary, if requested by the Company and an underwriter of Common Stock (or other securities) of the Company, no holder shall sell or otherwise transfer or dispose of any Shares (or other securities) of the Company then owned by such holder (other than those that may be included in the registration, if any) during the one hundred eighty (180) day period (or such lesser period as is permitted by the underwriter) following the Effective Date, provided that:

                  (a) such agreement shall only apply to the first such registration statement of the Company which covers securities to be sold on its behalf to the public in an underwritten offering; and

                  (b) all officers and directors of the Company then holding securities of the Company are bound by and have entered into similar agreements.

         The obligations described in this Section 7(d) shall not apply to a registration relating solely to employee benefit plans on Form S-1 or Form S-8 or similar forms that may be promulgated in the future, or a registration relating solely to an SEC Rule 145 transaction on Form S-4 or similar forms that may be promulgated in the future. In order to enforce the above covenant, the Company shall have the right to place restrictive legends on the certificates representing the Shares subject to this Section 7(d) and to impose stop-transfer instructions with respect to the securities subject to the foregoing restriction until the end of such one hundred eighty (180) day period.

         8. RIGHTS AS STOCKHOLDERS; INFORMATION. Except only as otherwise provided under Section 4(c) of this Warrant, no holder of this Warrant, as such, shall be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company which may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the holder of this Warrant, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to receive notice of meetings, or to receive dividends or subscription rights or otherwise until this Warrant shall have been exercised and the Shares purchasable upon the exercise hereof shall have become deliverable, as provided herein.

         9.       RIGHT TO CONVERT WARRANT INTO COMMON STOCK; NET ISSUANCE.

                  (a) RIGHT TO CONVERT. In addition to and without limiting the rights of the holder under the terms of this Warrant, the holder shall have the right to convert this Warrant or any portion thereof (the "Conversion Right") into shares of Common Stock as provided in this Section 9 at any time or from time to time during the term of this Warrant. Upon exercise of the Conversion Right with respect to a particular number of shares subject to this Warrant (the


                                       7.

"Converted Warrant Shares"), the Company shall deliver to the holder (without payment by the holder of any exercise price or any cash or other consideration)
(X) that number of shares of fully paid and nonassessable Common Stock equal to the quotient obtained by dividing the value of this Warrant (or the specified portion hereof) on the Conversion Date (as defined in subsection (b) hereof), which value shall be determined by subtracting (A) the aggregate Warrant Price of the Converted Warrant Shares immediately prior to the exercise of the Conversion Right from (B) the aggregate fair market value of the Converted Warrant Shares issuable upon exercise of this Warrant (or the specified portion hereof) on the Conversion Date (as herein defined), by (Y) the fair market value of one share of Common Stock on the Conversion Date (as herein defined).

Expressed as a formula, such conversion shall be computed as follows:

X=B-A
  ---
   Y

Where:   X = the number of shares of Common Stock that may be issued to holder

         Y = the fair market value (FMV) of one share of Common Stock

         A = the aggregate Warrant Price (i.e., Converted Warrant Shares x
             Warrant Price)

         B = the aggregate FMV (i.e., FMV x Converted Warrant Shares)

         No fractional shares shall be issuable upon exercise of the Conversion Right, and, if the number of shares to be issued determined in accordance with the foregoing formula is other than a whole number, the Company shall pay to the holder an amount in cash equal to the fair market value of the resulting fractional share on the Conversion Date (as hereinafter defined).

                  (b) METHOD OF EXERCISE. The Conversion Right may be exercised by the holder by the surrender of this Warrant at the principal office of the Company together with a notice of exercise substantially in the form attached hereto as Exhibit A-1, specifying that the holder thereby intends to exercise the Conversion Right and indicating the number of shares subject to this Warrant that are being surrendered (referred to in subsection (a) hereof as the Converted Warrant Shares) in exercise of the Conversion Right. Such conversion shall be effective upon receipt by the Company of this Warrant together with the aforesaid notice of exercise, or on such later date as is specified therein (the "Conversion Date"). Certificates for the shares issuable upon exercise of the Conversion Right and, if applicable, a new warrant evidencing the balance of the shares remaining subject to this Warrant, shall be issued as of the Conversion Date and shall be delivered to the holder within fifteen (15) calendar days following the Conversion Date (except that if the Company's Common Stock is then publicly traded, such certificates shall be delivered within three (3) business days following the Conversion Date).

                  (c) DETERMINATION OF FAIR MARKET VALUE. For purposes of this
Section 9, "fair market value" of a share of Common Stock as of a particular date (the "Determination Date") shall mean:

                              (i) If traded on a securities exchange or the
Nasdaq National Market, the fair market value of the Common Stock shall be deemed to be the average of the closing or

                                       8.

last reported sale prices of the Common Stock on such exchange or market over the ten (10) calendar day period ending five business days prior to the Determination Date;

                              (ii) If otherwise traded in an over-the-counter
market, the fair market value of the Common Stock shall be deemed to be the average of the closing ask prices of the Common Stock over the ten (10) calendar day period ending five business days prior to the Determination Date;

                              (iii) If there is no public market for the Common
Stock, then fair market value shall be determined by mutual agreement of the holder of this Warrant and the Company, and if the holder and the Company are unable to so agree, at the Company's sole expense by an investment banker of national reputation selected by the Company and reasonably acceptable to the holder of this Warrant.

         10. REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to the holder of this Warrant as follows:

                  (a) This Warrant has been duly authorized and executed by the Company and is a valid and binding obligation of the Company enforceable in accordance with its terms, subject to laws of general application relating to bankruptcy, insolvency and the relief of debtors and the rules of law or principles at equity governing specific performance, injunctive relief and other equitable remedies.

                  (b) The Shares have been duly authorized and reserved for issuance by the Company and, when issued in accordance with the terms hereof, will be validly issued, fully paid and nonassessable.

                  (c) The execution and delivery of this Warrant are not, and the grant of the right to acquire the Shares upon exercise of this Warrant in accordance with the terms hereof is not inconsistent with the Company's certificate of incorporation or bylaws, and do not contravene any law, governmental rule or regulation, judgment or order applicable to the Company, and do not conflict with or contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument of which the Company is a party or by which it is bound or require the consent or approval of, the giving of notice to, the registration or filing with or the taking of any action in respect of or by, any Federal, state or local government authority or agency or other person, except for the filing of notices pursuant to federal and state securities laws, which filings will be effected by the time required thereby.

                  (d) There currently are no actions, suits, audits, investigations or proceedings pending or, to the knowledge of the Company, threatened against the Company in any court or before any governmental commission, board or authority which, if adversely determined, will have a material adverse effect on the ability of the Company to perform its obligations under this Warrant.

         11. MODIFICATION AND WAIVER. This Warrant and any provision hereof may be changed, waived, discharged or terminated only by an instrument in writing signed by the party against which enforcement of the same is sought.


                                       9.

         12. NOTICES. All notices required or permitted hereunder shall be in writing and shall be deemed effectively given: (a) upon personal delivery to the party to be notified, (b) when sent by confirmed telex or facsimile if sent during normal business hours of the recipient, if not, then on the next business day, (c) ten (10) days after having been sent by registered or certified mail, return receipt requested, postage prepaid, or (d) four (4) business days after deposit with a nationally recognized overnight courier, specifying next day delivery, with written verification of receipt. All communications shall be sent to the holder at its address as shown on the books of the Company and to the Company at the address indicated therefor on the signature page of this Warrant.

         13. BINDING EFFECT ON SUCCESSORS. This Warrant shall be binding upon any corporation succeeding the Company by merger, consolidation or acquisition of all or substantially all of the Company's assets, and all of the covenants and agreements of the Company hereunder shall inure to the benefit of the successors and assigns of the holder hereof. The Company will, at the time of the exercise or conversion of this Warrant, in whole or in part, upon request of the holder hereof but at the Company's expense, acknowledge in writing its continuing obligation to the holder hereof in respect of any such rights.

         14. LOST WARRANTS OR STOCK CERTIFICATES. The Company covenants to the holder hereof that, upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant or any stock certificate representing any Shares and, in the case of any such loss, theft or destruction, upon receipt of an indemnity reasonably satisfactory to the Company, or in the case of any such mutilation upon surrender and cancellation of such Warrant or stock certificate representing any Shares, the Company will make and deliver a new Warrant or stock certificate, of like tenor, in lieu of the lost, stolen, destroyed or mutilated Warrant or stock certificate.

         15. DESCRIPTIVE HEADINGS. The descriptive headings of the several paragraphs of this Warrant are inserted for convenience only and do not constitute a part of this Warrant.

         16. GOVERNING LAW. This Warrant shall be construed and enforced in accordance with, and the rights of the parties shall be governed by, the laws of the State of California.

         17. SURVIVAL OF REPRESENTATIONS WARRANTIES AND AGREEMENTS. All representations and warranties of the Company and the holder hereof contained herein shall survive the Date of Grant, the exercise or conversion of this Warrant (or any part hereof) or the termination or expiration of rights hereunder. All agreements of the Company and the holder hereof contained herein shall survive indefinitely until, by their respective terms, they are no longer operative.

         18. REMEDIES. In case any one or more of the covenants and agreements contained in this Warrant shall have been breached, the holder hereof (in the case of a breach by the Company), or the Company (in the case of a breach by a holder), may proceed to protect and enforce their or its rights either by suit in equity and/or by action at law, including, but not limited to, an action for damages as a result of any such breach and/or an action for specific performance of any such covenant or agreement contained in this Warrant.

         19. ACCEPTANCE. Receipt of this Warrant by the holder hereof shall constitute acceptance of and agreement to the foregoing terms and conditions.


                                      10.

         20. NO IMPAIRMENT OF RIGHTS. The Company will not, by amendment of its certificate of incorporation or through any other means, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.



                                      11.

         IN WITNESS WHEREOF, the Company has caused this Warrant to be duly executed by its officer thereunto as of the date set forth below.

                                   MEDIBUY.COM, INC.


                                   By:
                                       --------------------------------------
                                       Name:
                                       Title:
                                       Address:  10120 Pacific Heights Blvd.,
                                                 Suite 100
                                                 San Diego, CA  92121

Date: January ___, 2000


                                      12.

                                    EXHIBIT A

                               NOTICE OF EXERCISE


To:  MEDIBUY.COM, INC.

         1. The undersigned hereby elects to purchase _____________ shares of Common Stock of MEDIBUY.COM, INC. pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price of such shares in full.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:

                        -------------------------------------
                                     (Name)


                        -------------------------------------

                        -------------------------------------
                                    (Address)

         3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof and if required under Section 7(a) of the Warrant, the undersigned has executed an Investment Representation Statement attached hereto as Schedule 1.




                        -------------------------------------
                                   (Signature)




-------------------------------------
               (Date)

                                   EXHIBIT A-1

              NOTICE OF EXERCISE OF NET ISSUANCE CONVERSION RIGHTS


To:      MEDIBUY.COM, INC.

         1. The undersigned, the registered holder of the Warrant delivered herewith (the "Warrant"), hereby elects to exercise the Conversion Right (as defined in Section 9 of the Warrant) as provided herein. ___________ shares subject to the Warrant are being surrendered hereby in exercise of the Conversion Right. The number of shares to be issued pursuant to this exercise shall be determined by reference to the formula in Section 9(a) of the Warrant, which requires the use of the "fair market value" of the Company's stock. As of the Determination Date (as defined in the Warrant), the "fair market value" of one share of Common Stock shall be determined in the manner provided in Section 9(c) of the Warrant, which amount has been determined by the undersigned (or agreed to by the holder of the Warrant and medibuy.com, Inc.) to be $_____________ per share. Therefore, ____________ shares are to be issued to the undersigned pursuant to this exercise.

         2. Please issue a certificate or certificates representing said shares in the name of the undersigned or in such other name or names as are specified below:


                        -------------------------------------
                                     (Name)

                        -------------------------------------


                        -------------------------------------
                                    (Address)

         3. The undersigned represents that the aforesaid shares are being acquired for the account of the undersigned for investment and not with a view to, or for resale in connection with, the distribution thereof and that the undersigned has no present intention of distributing or reselling such shares. In support thereof and if required under Section 7(a) of the Warrant, the undersigned has executed an Investment Representation Statement attached hereto as Schedule 1.





                        -------------------------------------
                                   (Signature)





-------------------------------------
               (Date)

                                   SCHEDULE 1

                       INVESTMENT REPRESENTATION STATEMENT


Purchaser:
          ----------------------------------
Company:       MEDIBUY.COM, INC.

Security:      Common Stock

Amount:
        -------------------------------------
Date:
        -------------------------------------

         In connection with the purchase of the above-listed securities (the "Securities"), the undersigned (the "Purchaser") represents to the Company as follows:

         (a) The Purchaser is aware of the Company's business affairs and financial condition, and has acquired sufficient information about the Company to reach an informed and knowledgeable derision to acquire the Securities. The Purchaser is purchasing the Securities for its own account for investment purposes only and not with a view to, or for the resale in connection with, any "distribution" thereof for purposes of the Securities Act of 1933, as amended (the "Act").

         (b) The Purchaser understands that the Securities have not been registered under the Act in reliance upon a specific exemption therefrom, which exemption depends upon, among other things, the bona fide nature of the Purchaser's investment intent as expressed herein. In this connection, the Purchaser understands that, in the view of the Securities and Exchange Commission ("SEC"), the statutory basis for such exemption may be unavailable if the Purchaser's representation was predicated solely upon a present intention to hold these Securities for the minimum capital gains period specified under tax statutes, for a deferred sale, for or until an increase or decrease in the market price of the Securities, or for a period of one year or any other fixed period in the future.

         (c) The Purchaser further understands that the Securities must be held indefinitely unless subsequently registered under the Act or unless an exemption from registration is otherwise available. Moreover, the Purchaser understands that the Company is under no obligation to register the Securities except as set forth in the Warrant under which the Securities are being acquired. In addition, the Purchaser understands that the certificate evidencing the Securities will be imprinted with the legend referred to in the Warrant under which the Securities are being purchased.

         (d) The Purchaser is aware of the provisions of Rule 144 and 144A, promulgated under the Act, which, in substance, permit limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, if applicable, including, among other things: the availability of certain public information about the Company; the resale occurring not less than one year after the party has purchased and paid for the securities to be sold; the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934, as amended); and the amount of securities being sold during any three-month period not exceeding the specified limitations stated therein.

         (e) The Purchaser further understands that at the time it wishes to sell the Securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144 and 144A, and that, in such event, the Purchaser may be precluded from selling the Securities under Rule 144 and 144A even if the two-year minimum holding period had been satisfied.

         (f) The Purchaser further understands that in the event all of the requirements of Rule 144 and 144A are not satisfied, registration under the Act or another registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to Rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

                                                Purchaser:



                                                ------------------------




                                                Date:__________, 200__